EXHIBIT 10.2

                  PHILIPS ELECTRONICS NORTH AMERICA CORPORATION




                                                               February 19, 2002


TO AGILENT TECHNOLOGIES, INC.:

         With reference to the Investors' Rights Agreement, dated as of May 27, 1998, between QIC Holding Corp. (the "Company"), W.R. Hambrecht/QIC, LLC, and a predecessor in interest to Agilent Technologies, Inc. ("Agilent"), as amended (the "Agreement"), Agilent, Koninklijke Philips Electronics N.V ("Philips") and Philips Electronics North America Corporation ("PENAC") hereby agree as follows:

         1. Agilent hereby transfers and assigns to PENAC all of its rights under the Agreement, including without limitation the registration rights set forth in Section 3 of the Agreement, effective as of and from August 1, 2001.

         2. Agilent, Philips and PENAC acknowledge and agree that the Agreement is an Assumed Contract, as defined in the Asset Purchase Agreement, dated as of November 17, 2000, between Agilent and Philips (the "Purchase Agreement").

         3. PENAC hereby assumes all of the obligations of Agilent under the Agreement and hereby agrees (for the benefit of the Company and without limiting the generality of the foregoing assumption) to be bound by Section 2 of the Agreement, to the extent such Section may from time to time be applicable, in each case effective as of and from August 1, 2001. Philips hereby guarantees PENAC's obligations pursuant to this paragraph. The Company is an intended third party beneficiary of the covenants set forth in this paragraph.

         4. This letter agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Paragraph 4, provided that receipt of copies of such counterparts is confirmed.

         5. This letter agreement shall be governed in all respects by the internal laws of the State of New York without regard to conflict of laws provisions.

         6. Except as expressly set forth in Paragraph 3, this letter agreement does not contain any rights, claims or benefits inuring to any person that is not a party hereto nor create or establish any third party beneficiary hereto.

         7. The provisions of Sections 11.1, 11.2, 11.4, 11.5, 11.8 - 11.10,
11.13 and 11.16 of the Purchase Agreement shall apply mutates mutandis to this letter agreement.



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



         If you are in agreement with the foregoing, please execute a counterpart of this letter agreement and deliver it by facsimile transmission to Daniel Petroff of Sullivan & Cromwell at +1-212-558-3588.


                                            KONINKLIJKE PHILIPS ELECTRONICS N.V.



                                            By: /s/ Roland M. Notermans
                                               ---------------------------------
                                               Name:  Roland M. Notermans
                                               Title:  Authorized Representative



                                            PHILIPS ELECTRONICS NORTH AMERICA
                                            CORPORATION



                                            By: /s/ Belinda Chew
                                                --------------------------------
                                                Name:  Belinda Chew
                                                Title:  Senior Vice President




Accepted and agreed:

AGILENT TECHNOLOGIES, INC.




By: /s/ Marie Oh Huber
    --------------------------------------
    Name:  Marie Oh Huber
    Title:  Vice President

                                POWER OF ATTORNEY


The undersigned, Mr. A. Westerlaken, General Secretary and Senior Vice-President of Koninklijke Philips Electronics N.V. ("Philips"), in such capacity authorized to represent Philips, hereby authorizes


                               MR. R.M. NOTERMANS


to sign and execute in the name and on behalf of Philips the letter agreement to be entered into between Agilent Technologies, Inc. ("Agilent") on the one side and Philips and Philips Electronics North America Corporation ("PENAC") on the other side regarding the transfer and assignment by Agilent to PENAC of all of Agilent's rights under the Investors' Rights Agreement, dated as of May 27, 1998, between QIC Holding Corp., W.R. Hambrecht/QIC, LLC and a predecessor in interest to Agilent, as amended, and further to do or cause to be done all such acts and things as are deemed necessary in connection with the said transaction.

This power of attorney will expire on March 31, 2002

Eindhoven, February 14, 2002


KONINKLIJKE PHILIPS ELECTRONICS N.V.



 /s/ A. Westerlaken
--------------------------------------------
A. Westerlaken